Employee Retirement Benefits	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Employee Retirement Benefits
NOTE 15. Employee Benefit Plans

Defined Benefit Plans

The Company sponsors pay related benefit plans for employees in the U.S., UK, Germany, Brazil, France, Mexico, Japan, Korea, India, and Canada. Employees in the U.S. are no longer accruing benefits under the Company's defined benefit plans as these plans were frozen. The Company’s defined benefit plans are partially funded with the exception of certain supplemental benefit plans for executives and certain non-U.S. plans, primarily in Germany, which are unfunded.

On July 22, 2014, the Company purchased a non-participating annuity contract from Prudential Insurance Company of America (“Prudential”) for certain participants under the U.S. defined benefit pension plan (the “Plan”). The annuity purchase covered approximately 3,900 participants and resulted in the use of approximately $350 million of plan assets for the settlement of approximately $350 million of the outstanding pension benefit obligation (“PBO”). In connection with the annuity purchase, the Company recorded a settlement gain of $25 million during the year ended December 31, 2014. This gain is the pro-rata portion of the existing unamortized gain in AOCI and was calculated based on the percentage of the Plan's PBO that was settled as part of the annuity purchase. Prudential has unconditionally and irrevocably guaranteed the full payment of benefits to plan participants associated with the annuity purchase and benefits payment will be in the same form that was in effect under the Plan. Prudential has also assumed all investment risk associated with the assets that were delivered as annuity contract premiums.

During 2012, the Company offered an accelerated pension payment program to most of its U.S. defined benefit plan participants who are former employees with vested benefits not yet in pay status, whereby such participants could elect to receive a single lump sum payout. Approximately 70% of eligible participants elected to receive a single lump sum payout resulting in a reduction of the Company's U.S. retirement plan obligations of $408 million and a reduction in plan assets of $301 million, respectively. Additionally, the Company recorded settlement losses of $9 million during the fourth quarter of 2012 in connection with the lump sum payments.

The Company's expense for all defined benefit pension plans, including discontinued operations, is as follows:

	U.S. Plans			Non-U.S. Plans
	Year Ended December 31			Year Ended December 31
	2014	2013	2012	2014	2013	2012
	(Dollars in Millions)
Costs Recognized in Income:
Service cost	$—	$—	$—	$25	$23	$18
Interest cost	43	47	70	31	27	28
Expected return on plan assets	(54)	(62)	(79)	(22)	(18)	(18)
Settlements and curtailments	(23)	—	9	(2)	(1)	4
Amortization of losses and other	—	—	—	3	3	—
Net pension (income) expense	$(34)	$(15)	$—	$35	$34	$32
Weighted Average Assumptions:
Discount rate	4.75%	3.95%	4.85%	4.30%	4.10%	5.70%
Compensation increase	N/A	N/A	N/A	3.55%	3.45%	3.70%
Long-term return on assets	7.00%	7.00%	7.00%	5.10%	4.75%	5.05%

In addition the Company recorded U.S. retirement benefit related restructuring expenses of $1 million and $1 million during 2013 and 2012, respectively.

The Company’s obligation for all defined benefit pension plans, including discontinued operations, is as follows:

	U.S. Plans		Non-U.S. Plans
	Year Ended December 31		Year Ended December 31
	2014	2013	2014	2013
	(Dollars in Millions)
Change in Benefit Obligation:
Benefit obligation — beginning	$1,081	$1,245	$701	$653
Service cost	—	—	25	23
Interest cost	43	47	31	27
Actuarial loss (gain)	152	(119)	136	3
Settlements and curtailments	(354)	—	(4)	(2)
Foreign exchange translation	—	—	(83)	14
Business acquisitions and divestitures	—	—	(3)	—
Benefits paid and other	(58)	(92)	(21)	(17)
Benefit obligation including amounts held for sale — ending	864	1,081	782	701
Less: Amounts held for sale	—	—	165	144
Benefit obligation — ending	$864	$1,081	$617	$557
Change in Plan Assets:
Plan assets — beginning	$960	$966	$434	$404
Actual return on plan assets	127	84	45	11
Sponsor contributions	2	5	43	33
Settlements	(354)	—	—	(1)
Foreign exchange translation	—	—	(44)	6
Divestitures	—	—	(1)	—
Benefits paid and other	(59)	(95)	(21)	(19)
Plan assets including amounts held for sale — ending	676	960	456	434
Less: Amounts held for sale	—	—	105	82
Plan assets — ending	$676	$960	$351	$352
Total funded status at end of period, continuing operations	$(188)	$(121)	$(266)	$(205)
Balance Sheet Classification:
Other non-current assets	$—	$8	$2	$2
Accrued employee liabilities	—	(2)	(3)	(5)
Employee benefits	(188)	(127)	(265)	(202)
Non-current liabilities held for sale	—	—	(60)	(62)
Accumulated other comprehensive loss:
Actuarial (gain) loss	4	(98)	182	93
Tax effects/other	(1)	(2)	(29)	(18)
	$3	$(100)	$153	$75

The accumulated benefit obligation for all defined benefit pension plans, excluding those held for sale, was $1.42 billion and $1.59 billion at December 31, 2014 and 2013, respectively. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for employee retirement plans with accumulated benefit obligations in excess of plan assets, excluding those held for sale, were $1.28 billion, $1.24 billion, and $0.85 billion, respectively, at December 31, 2014 and $1.38 billion, $1.33 billion and $1.04 billion, respectively, at December 31, 2013.

Assumptions used by the Company in determining its defined benefit pension obligations, excluding those held for sale, as of December 31, 2014 and December 31, 2013 are summarized in the following table:

	U.S. Plans		Non-U.S. Plans
Weighted Average Assumptions	2014	2013	2014	2013
Discount rate	4.00%	4.75%	3.20%	4.40%
Expected rate of return on assets	7.00%	7.00%	4.70%	4.95%
Rate of increase in compensation	N/A	N/A	3.30%	3.30%

Components of the net change in AOCI related to all defined benefit pension plans, exclusive of amounts attributable to non-controlling interests on the Company’s Consolidated Statements of Changes in Equity for the year ended December 31, 2014 and 2013, are as follows:

	U.S. Plans		Non-U.S. Plans
	2014	2013	2014	2013
	(Dollars in Millions)
Actuarial losses (gains)	$79	$(137)	$113	$10
Prior service credit	1	(2)	—	—
Deferred taxes	—	—	(8)	(4)
Currency/other	—	—	(24)	2
Reclassification to net income	23	—	(3)	(2)
	$103	$(139)	$78	$6

Actuarial losses for the year ended December 31, 2014 are primarily related to lower discount rate assumptions and changes to mortality assumptions in the U.S., offset by a higher than expected return on plan assets. Actuarial losses of $8 million for the non-U.S. retirement plans, excluding those held for sale, are expected to be amortized to income during 2015.

Benefit payments, which reflect expected future service, are expected to be paid by the Company plans, excluding those held for sale, as follows:

	U.S. Plans	Non-U.S. Plans
	(Dollars in Millions)
2015	$41	$15
2016	41	15
2017	41	16
2018	42	17
2019	42	17
Years 2020 — 2024	222	101

In the year ended December 31, 2014, cash contributions to the Company's U.S. and non-U.S. defined benefit pension plans, excluding those held for sale, were $2 million and $16 million, respectively. Additionally, the Company expects to make cash contributions to its U.S. defined benefit pension plans of $1 million in 2015. Contributions to non-U.S. defined benefit pension plans, excluding those held for sale, are expected to be $16 million during 2015. The Company’s expected 2015 contributions may be revised.

Substantially all of the Company’s defined benefit pension plan assets are managed by external investment managers and held in trust by third-party custodians. The selection and oversight of these external service providers is the responsibility of the investment committees and their advisors. The selection of specific securities is at the discretion of the investment manager and is subject to the provisions set forth by written investment management agreements and related policy guidelines regarding permissible investments, risk management practices and the use of derivative securities. Derivative securities may be used by investment managers as efficient substitutes for traditional securities, to reduce portfolio risks or to hedge identifiable economic exposures. The use of derivative securities to create economic leverage to engage in unrelated speculation is expressly prohibited. External investment managers are prohibited from investing in any debt or equity securities related to the Company or its affiliates. Investments in the Company's equity is permitted when it is the result of a corporate contribution to the plan.

The primary objective of the pension funds is to pay the plans’ benefit and expense obligations when due. Given the relatively long time horizon of these obligations and their sensitivity to interest rates, the investment strategy is intended to improve the funded status of its U.S. and non-U.S. plans over time while maintaining a prudent level of risk. Risk is managed primarily by diversifying each plan’s target asset allocation across equity, fixed income securities and alternative investment strategies, and then maintaining the allocation within a specified range of its target. In addition, diversification across various investment subcategories within each plan is also maintained within specified ranges.

The Company’s retirement plan asset allocation, excluding those held for sale, at December 31, 2014 and 2013 and target allocation for 2015 are as follows:

	Target Allocation		Percentage of Plan Assets
	U.S.	Non-U.S.	U.S.		Non-U.S.
	2015	2015	2014	2013	2014	2013
Equity securities	35%	19%	34%	34%	21%	21%
Fixed income	20%	70%	21%	13%	67%	71%
Hedge funds	45%	6%	44%	52%	8%	4%
Cash	—%	5%	1%	1%	4%	4%
	100%	100%	100%	100%	100%	100%

The expected long-term rate of return for defined benefit pension plan assets has been chosen based on various inputs, including returns projected by various external sources for the different asset classes held by and to be held by the Company’s trusts and its targeted asset allocation. These projections incorporate both historical returns and forward looking views regarding capital market returns, inflation and other variables. Pension plan assets are valued at fair value using various inputs and valuation techniques. A description of the inputs and valuation techniques used to measure the fair value for each class of plan assets is included in Note 21 Fair Value Measurements.

Defined Contribution Plans

Most U.S. salaried employees and certain non-U.S. employees are eligible to participate in defined contribution plans by contributing a portion of their compensation, which is partially matched by the Company. Effective January 1, 2012, matching contributions for the U.S. defined contribution plan were increased to 100% on the first 6% of pay contributed. The expense related to all matching contributions was approximately $13 million in 2014, $11 million in 2013, and $14 million in 2012.

Other Postretirement Employee Benefit Plans

In the U.S. and Canada, the Company has a financial obligation for the cost of providing other postretirement health care and life insurance benefits to certain of its employees under Company-sponsored plans. These plans generally pay for the cost of health care and life insurance for retirees and dependents, less retiree contributions and co-pays. Other postretirement benefit obligations were $6 million and $6 million at December 31, 2014 and 2013, respectively.